Investment Strategy - The Disciplined Growth Investors Equity Fund	Jan. 21, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]

The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities. The Adviser generally seeks to invest in mid-sized companies, which the Adviser regards as those with market capitalizations at the time of purchase greater than $1 billion and less than $15 billion. The Adviser employs a “bottom-up” approach to building a portfolio. The Adviser’s goal is to find stocks that it believes meet its criteria of sustainable competitive advantage relative to industry peers, long-term superior return on capital coupled with the financial ability to meet reasonable growth objectives.

The Adviser typically seeks to hold approximately 30-50 U.S. listed companies. While the Adviser diversifies the Fund’s investments across sectors and industries, the Fund may hold a significant portion of its investments in the information technology sector. The Adviser will sell a stock through a process of allocating capital to the highest expected returns or if individual security risks become unacceptably high.

If the Adviser cannot find qualifying investments, the Fund may hold cash and short-term securities. The Adviser seeks to invest primarily in U.S. companies but may invest in foreign companies from time to time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Strategy Portfolio Concentration [Text]	The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities.